                                 SCHEDULE 14A
                                (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Commission file No. 0-23224

                           GREAT LAKES AVIATION, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           GREAT LAKES AVIATION, LTD.

                               1965 330TH STREET
                            SPENCER, IOWA 51301-9211

                            ------------------------

                                 July 31, 1997

Dear Shareholder of Great Lakes Aviation, Ltd.:

    You are cordially invited to attend the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd., to be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa 51355, on Thursday, August 14, 1997, at 10:00 a.m., local time.

    At the Annual Meeting you will be asked to vote for the election of three directors of the Company. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement which includes information about the matters to be acted upon at the Annual Meeting, and the related Proxy Card.

    I encourage you to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting in person, you may withdraw your Proxy and vote personally on any matters brought properly before the Annual Meeting.

                                          Very truly yours,

                                          GREAT LAKES AVIATION, LTD.

                                                          [LOGO]

                                          --------------------------------------

                                                     Douglas G. Voss

                                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                 CHIEF EXECUTIVE OFFICER

                           GREAT LAKES AVIATION, LTD.
                               1965 330TH STREET
                            SPENCER, IOWA 51301-9211

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF

                           GREAT LAKES AVIATION, LTD.

                             ---------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd. (the "Company") will be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa, 51355, on Thursday, August 14, 1997, at 10:00 a.m., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

    1. To elect three directors of the Company, each for a term of one year and until his or her successor shall be elected and duly qualified; and

    2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on June 25, 1997, are entitled to notice of and to vote at the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date, and sign the enclosed Proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time and, if you attend the Annual Meeting in person, you may withdraw your Proxy and vote personally on any matter brought properly before the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                          [LOGO]

                                          --------------------------------------

                                                     DOUGLAS G. VOSS

                                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                 CHIEF EXECUTIVE OFFICER

Spencer, Iowa
July 31, 1997

                           GREAT LAKES AVIATION, LTD.
                               1965 330TH STREET
                            SPENCER, IOWA 51301-9211

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                AUGUST 14, 1997

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Great Lakes Aviation, Ltd. (the "Company") for use at its Annual Meeting of Shareholders to be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa, 51355, on Thursday, August 14, 1997, at 10:00 a.m., local time, and at any adjournment thereof.

    Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of the Company (the "Board"). All shares of the Company's common stock ("Common Stock") represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Annual Meeting and, where the manner of voting is specified on the Proxy, will be voted in accordance with such specifications. Shares of Common Stock represented by properly executed proxies on which no specification has been made will be voted for the election of the nominees for director listed herein. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the Annual Meeting from time to time, the person named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with his best judgment. If a properly executed Proxy is returned and the shareholder has abstained from voting on any matter, the shares of Common Stock represented by such Proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. When stock is held in the name of more than one person, each such person should sign the Proxy. If the shareholder is a corporation, the Proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a properly executed Proxy is returned by a broker holding shares of Common Stock in street name which indicates that the broker does not have discretionary authority as to certain of such shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

    Any shareholder who executes and returns a Proxy may revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing a later-dated Proxy relating to the same shares and delivering it to the Secretary of the Company, or by attending the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the Proxy relates.

    The Board has fixed the close of business on June 25, 1997, as the Record Date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 7,589,121 shares of Common Stock issued, outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote, exercisable in person or by Proxy, for each share of Common Stock held of record on the Record Date. The Notice of the Annual Meeting, this Proxy

Statement and the related Proxy Card are first being mailed to shareholders of the Company on or about July 31, 1997.

                             SECURITY OWNERSHIP OF
                             MANAGEMENT AND OTHERS

    The following table contains certain information as of June 25, 1997, regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to own beneficially more than 5% of its Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers as a group. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. The business address of each of the following individuals is 1965 330th Street, Spencer, Iowa 51301-9211.

                                                                                                      PERCENTAGE
                                                                                 AMOUNT AND NATURE        OF
                                                                                   OF BENEFICIAL     OUTSTANDING
                                                                                    OWNERSHIP(1)        STOCK
                                                                                 ------------------  ------------

Douglas G. Voss................................................................        4,775,000(2)(3)    63.7%

Gayle R. Voss..................................................................        2,350,000(2)      (3)

The Kaufmann Fund, Inc.........................................................          950,000         12.7
  140 E. 45th Street
  New York, NY 10017

A. L. Maxson...................................................................           28,000(4)       *

George A. Rasmusson............................................................            5,600(4)       *

Vernon A. Mickelson............................................................            6,000(4)       *

Luigi Talarico, Jr.............................................................            3,000(5)       *

All directors and officers as a group (8 persons)..............................        4,817,600(5)     63.9%

------------------------

*   Indicates ownership of less than 1% of the outstanding shares of Common
    Stock.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "Commission") and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days. The same shares may be beneficially owned by more than one person.

(2) Ms. Voss has granted to Mr. Voss an irrevocable proxy to vote all of her shares of Common Stock (the "Shares") until June 28, 2010. Mr. and Ms. Voss have also entered into a Shareholder Buy-Sell Agreement (the "Agreement") with respect to the Shares. The term of the Agreement (the "Term") is until June 28, 2010 or until such time as Ms. Voss does not own any Shares or the Company is dissolved or liquidated. Pursuant to the Agreement, Ms. Voss may not sell any Shares until June 28, 1999, at which time she may sell 470,000 Shares and an additional 235,000 Shares in each year thereafter. Mr. Voss, however, has been granted a right of first refusal to purchase for the market price any Shares which Ms. Voss desires to so sell. The Agreement also provides Mr. Voss the option to purchase any Shares at any time during the Term for the market price of shares of Common Stock. The Agreement provides that in any transaction in which Mr. Voss sells greater than 5% of his shares of Common Stock, Mr. Voss has the right to compel Ms. Voss to include the Shares held by her in such transaction on the same terms as the shares of Common Stock of Mr. Voss. In turn, Ms. Voss has the right to have her Shares included by Mr. Voss in any such transaction on a pro rata basis. The Agreement also provides Mr. Voss with the right to purchase the Shares at the market price upon the death of Ms. Voss and an involuntary disposition of the Shares held by Ms. Voss. Pursuant to the Agreement, Mr. Voss will vote all shares of Common Stock beneficially owned by him (including the Shares) for the election of Ms. Voss to the Board.

(3) Mr. Voss is the beneficial owner of 2,425,000 shares of Common Stock. Ms. Voss is the record owner of 2,350,000 shares of Common Stock. The shares of Common Stock owned by Ms. Voss are included in the 4,775,000 shares of Common Stock reported by Mr. Voss.

(4) Represents shares of Common Stock subject to currently exercisable options.

(5) Includes 2,000 shares of Common Stock subject to currently exercisable options.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth information regarding the compensation received by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company whose salaries exceeded $100,000 for the years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                                               COMPENSATION
                                                                                                  AWARDS
                                                                                               -------------
                                                                      ANNUAL COMPENSATION       SECURITIES
                                                                   --------------------------   UNDERLYING
NAME AND PRINCIPAL POSITION                                         FISCAL YEAR   SALARY ($)    OPTIONS(#)
-----------------------------------------------------------------  -------------  -----------  -------------

Douglas G. Voss..................................................         1996       127,500        --
  Chief Executive Officer                                                 1995       127,500        --
                                                                          1994       127,211        --

A. L. Maxson(2)..................................................         1996       120,000        70,000(1)
  Chief Financial Officer                                                 1995       120,000       100,000
                                                                          1994       120,000        --

George A. Rasmusson(3)...........................................         1996       105,000        14,000(1)
  Executive Vice President                                                1995       105,000        20,000
                                                                          1994       104,000        --

------------------------

(1) Represents options granted in exchange for cancellation of options granted in previous year.

(2) Mr. Maxson's employment with the Company and his position as a director of the Company ceased on July 17, 1997.

(3) Mr. Rasmusson's employment with the Company ceased on March 28, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants for the year ended December 31, 1996 to the named executive officers.

                                                                                                          POTENTIAL
                                                                INDIVIDUAL GRANTS                         REALIZABLE
                                              -----------------------------------------------------        VALUE AT
                                                            PERCENT OF                                     ASSUMED
                                                               TOTAL                                   ANNUAL RATES OF
                                                              OPTIONS                                    STOCK PRICE
                                               NUMBER OF    GRANTED TO                                 APPRECIATION FOR
                                                OPTIONS      EMPLOYEES     EXERCISE                     OPTION TERM(3)
                                                GRANTED      IN FISCAL       PRICE      EXPIRATION   --------------------
NAME                                            (#)(1)        YEAR(2)      ($/SHARE)       DATE         5%         10%
--------------------------------------------  -----------  -------------  -----------  ------------  ---------  ---------

Douglas G. Voss.............................      --            --            --            --          --         --
A. L. Maxson(4).............................      14,000        35%        $    3.88     05/19/2004     25,935     62,120
George A. Rasmusson(5)......................       2,800        7%         $    3.88     05/19/2004      5,187     12,424

------------------------

(1) Such options are exercisable in equal amounts over a five-year period from the date of grant; except that the options granted to Mr. Maxson become exercisable immediately upon a change in control of the Company or his termination in anticipation of a change in control. For these purposes a "change in control" is the ownership of greater than 50% of shares of Common Stock by a person or entity other than Mr. Voss or his family.

(2) The Company granted options representing 40,000 shares of Common Stock to employees in 1996.

(3) These amounts are based on the assumed rates of appreciation as permitted by the rules of the Commission. Actual gains, if any, on stock option exercises are dependant upon the future performance of shares of Common Stock.

(4) Mr. Maxson's employment with the Company and his position as a director of the Company ceased on July 17, 1997.

(5) Mr. Rasmusson's employment with the Company ceased on March 28, 1997.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

    The following table provides information with respect to the value of the named executive officers' unexercised options at December 31, 1996. No stock options were exercised during the last fiscal year.

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING                 VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                                AT FISCAL-YEAR END            AT FISCAL-YEAR END(1)
                                                            --------------------------  ----------------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  ---------------  -----------------

Douglas G. Voss...........................................      --            --              --                --
A. L. Maxson..............................................      14,000        56,000               0                 0
George A. Rasmusson.......................................       2,800        11,200               0                 0

------------------------

(1) Value is calculated as the excess of the market value of shares of Common Stock at December 31, 1996 over the exercise price. The closing price of shares of Common Stock on December 31, 1996 on the NASDAQ NMS market was $2.50.

(2) Mr. Maxson's employment with the Company and his position as a director of the Company ceased on July 17, 1997.

(3) Mr. Rasmusson's employment with the Company ceased on March 28, 1997.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE "COMPANY STOCK PERFORMANCE" SECTION BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                         REPORT ON REPRICING OF OPTIONS

    In May 1995, the Compensation Committee approved resolutions authorizing the exchange and repricing ("repricing") of certain outstanding stock options held by employees of the Company whereby each employee could voluntarily surrender and cancel his or her existing stock options and receive new options exercisable for 70% of the number of shares of Common Stock underlying the previous options, on the terms described below. The Compensation Committee noted that the overall purpose of the Company's stock option plans had been to attract and retain the services of the Company's employees and to provide incentives to such persons to exert maximum efforts for the Company's success. The Compensation Committee concluded that the decline in the market value of shares of Common Stock had frustrated these purposes and diminished the value of the Company's stock option program as an element of the Company's overall compensation arrangements. Further, the Compensation Committee expressed its view that a repricing program could also reduce the number of shares of Common Stock issuable upon exercise of outstanding options. Accordingly, the Compensation Committee adopted a repricing program with the following elements:

    All employees of the Company holding options (the "Old Options") to purchase shares of Common Stock at the time of the repricing would be eligible to participate in the repricing program. Each such participant who so chose could cancel any Old Options and in exchange would receive a grant of new options (the "New Options") for 70% of the number of shares underlying the canceled Old Options. Vesting under the Old Options did not transfer to the New Options. New Options replacing Old Options would vest in equal amounts over a five year period, beginning May 19, 1996. The term of each New Option was ten years and the exercise price of the New Options was the fair market value on the date of grant.

    In connection with the repricing, the executive officers named in the table on page 8 exchanged an aggregate of 120,000 Old Options for an aggregate of 84,000 New Options. At the time of the repricing, the exercise price of such Old Options was $11.00 per share of Common Stock. The exercise price of all New Options is $3.88 per share of Common Stock. In addition, the Old Options exchanged by the named executive officers had remaining terms of approximately nine years at the time of repricing. The New Options issued in exchange for such Old Options have terms of ten years.

                          The Compensation Committee:
                              Vernon A. Mickelson
                              Luigi Talarico, Jr.

                           TEN-YEAR OPTION REPRICINGS

    The following table sets forth certain information concerning repricing of stock options to purchase shares of Common Stock held by executive officers of the Company.

                                               NUMBER OF
                                              SECURITIES    MARKET PRICE                                     LENGTH OF
                                              UNDERLYING     OF STOCK AT    EXERCISE PRICE       NEW      ORIGINAL OPTION
                                                OPTIONS        TIME OF        AT TIME OF      EXERCISE    TERM REMAINING
NAME AND                                       REPRICED       REPRICING        REPRICING        PRICE       AT DATE OF
PRINCIPAL POSITION                   DATE         (#)            ($)              ($)            ($)         REPRICING
---------------------------------  ---------  -----------  ---------------  ---------------  -----------  ---------------
Douglas G. Voss, Chief Executive
  Officer........................     N/A         N/A            N/A              N/A            N/A            N/A
A.L. Maxson, Chief Financial
  Officer........................    5/19/95     100,000           3.88            11.00           3.88        9 years
George A. Rasmusson, Executive
  Vice President.................    5/19/95      20,000           3.88            11.00           3.88        9 years

                     BOARD REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee determined the compensation arrangements for the Company's executive officers for 1996 in April 1996. The Compensation Committee's principal responsibility is to ensure the Company's executive and director compensation plans are aligned with and promote the Company's business objectives. In particular, because the operations of the Company have expanded rapidly in recent years the Compensation Committee is seeking to structure and implement an executive compensation package which will attract and retain executives capable of managing these expanded operations and assuring the future success of the Company.

    The Company's executive compensation package in 1996 consisted of two main components: (i) base salary, and (ii) stock options. The base salary of each of the executive officers was determined after considering the responsibilities and performance of the individual officer, the experience of the individual officer and base salaries for comparable companies. For 1996, base salaries of the Company's executive officers were below market levels for comparable companies. Stock option grants under the Company's 1993 Stock Option Plan, which was approved by the Company's shareholders, are designed to align the long-term interests of the Company's executives and its shareholders and assist in the retention of executives. As discussed above, the Compensation Committee repriced the stock options of the executive officers in May 1995.

    In determining the compensation package for Douglas G. Voss, the Chief Executive Officer of the Company, the Compensation Committee noted that the ownership by Mr. Voss of a substantial number of shares of Common Stock uniquely aligns his long-term interests with the Company's shareholders. In light thereof, the Compensation Committee has not awarded Mr. Voss any stock options to date nor has the Compensation Committee otherwise tied Mr. Voss' compensation to Company performance.

                            Compensation Committee:
                              Vernon A. Mickelson
                              Luigi Talarico, Jr.

                           COMPANY STOCK PERFORMANCE

    Set forth below is a graph prepared by the Center for Research in Security Prices ("CRSP") comparing the cumulative total shareholder return on shares of Common Stock since January 20, 1994, the effective date of the Company's initial public offering, through December 31, 1996, with the cumulative total return on the CRSP Total Returns Index for The NASDAQ Stock Market (U.S. Companies) and the CRSP Total Returns Index for NASDAQ Stocks (SIC 4510-4529US) (an index of peer companies represented by companies engaged in air transportation, and regional airlines) for the same period. The graph assumes an initial investment of $100.00 and reinvestment of dividends, if any.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         CRSP TOTAL RETURNS INDEX FOR:

                                                                                   Great Lakes    Nasdaq Stock Market
                                                                                     Aviation,
                                                                                          Ltd.         (US Companies)
12/31/91                                                                                $0.000                $73.463
1/31/92                                                                                 $0.000                $77.759
2/28/92                                                                                 $0.000                $79.521
3/31/92                                                                                 $0.000                $75.768
4/30/92                                                                                 $0.000                $72.519
5/29/92                                                                                 $0.000                $73.461
6/30/92                                                                                 $0.000                $70.589
7/31/92                                                                                 $0.000                $73.089
8/31/92                                                                                 $0.000                $70.855
9/30/92                                                                                 $0.000                $73.489
10/30/92                                                                                $0.000                $76.383
11/30/92                                                                                $0.000                $82.462
12/31/92                                                                                $0.000                $85.498
1/29/93                                                                                 $0.000                $87.931
2/26/93                                                                                 $0.000                $84.651
3/31/93                                                                                 $0.000                $87.101
4/30/93                                                                                 $0.000                $83.384
5/28/93                                                                                 $0.000                $88.365
6/30/93                                                                                 $0.000                $88.773
7/30/93                                                                                 $0.000                $88.878
8/31/93                                                                                 $0.000                $93.472
9/30/93                                                                                 $0.000                $96.256
10/29/93                                                                                $0.000                $98.419
11/30/93                                                                                $0.000                $95.484
12/31/93                                                                                $0.000                $98.146
1/20/94                                                                               $100.000               $100.000
1/31/94                                                                               $106.122               $101.125
2/28/94                                                                               $101.020               $100.181
3/31/94                                                                               $102.041                $94.021
4/29/94                                                                                $66.327                $92.801
5/31/94                                                                                $66.327                $93.028
6/30/94                                                                                $63.265                $89.626
7/29/94                                                                                $53.061                $91.464
8/31/94                                                                                $60.204                $97.295
9/30/94                                                                                $40.816                $97.046
10/31/94                                                                               $38.776                $98.953
11/30/94                                                                               $39.796                $95.671
12/30/94                                                                               $40.816                $95.939
1/31/95                                                                                $32.653                $96.477
2/28/95                                                                                $36.735               $101.579
3/31/95                                                                                $37.755               $104.589
4/28/95                                                                                $30.612               $107.882
5/31/95                                                                                $33.673               $110.664
6/30/95                                                                                $51.020               $119.632
7/31/95                                                                                $53.061               $128.426
8/31/95                                                                                $47.959               $131.028
9/29/95                                                                                $47.959               $134.041
10/31/95                                                                               $38.776               $133.273
11/30/95                                                                               $34.694               $136.403
12/29/95                                                                               $30.612               $135.677
1/31/96                                                                                $33.163               $136.340
2/29/96                                                                                $30.612               $141.536
3/29/96                                                                                $30.612               $142.007
4/30/96                                                                                $33.673               $153.789
5/31/96                                                                                $48.980               $160.852
6/28/96                                                                                $40.816               $153.599
7/31/96                                                                                $32.653               $139.918
8/30/96                                                                                $29.082               $147.757
9/30/96                                                                                $22.449               $159.058
10/31/96                                                                               $23.469               $157.301
11/29/96                                                                               $23.469               $167.028
12/31/96                                                                               $20.408               $166.854
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that
include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous
trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 01/20/94.

                         CRSP TOTAL RETURNS INDEX FOR:
                                                                                    NASDAQ Stocks (SIC4510-4529 US)
                                                                                        Air Transportation Services
12/31/91                                                                                                    $48.813
1/31/92                                                                                                     $56.836
2/28/92                                                                                                     $58.874
3/31/92                                                                                                     $56.757
4/30/92                                                                                                     $52.195
5/29/92                                                                                                     $45.128
6/30/92                                                                                                     $47.912
7/31/92                                                                                                     $48.469
8/31/92                                                                                                     $47.894
9/30/92                                                                                                     $54.031
10/30/92                                                                                                    $59.146
11/30/92                                                                                                    $62.051
12/31/92                                                                                                    $70.265
1/29/93                                                                                                     $68.938
2/26/93                                                                                                     $79.945
3/31/93                                                                                                     $95.536
4/30/93                                                                                                    $100.786
5/28/93                                                                                                    $110.246
6/30/93                                                                                                     $96.857
7/30/93                                                                                                     $95.790
8/31/93                                                                                                     $99.075
9/30/93                                                                                                     $94.685
10/29/93                                                                                                    $99.712
11/30/93                                                                                                    $98.906
12/31/93                                                                                                    $96.031
1/20/94                                                                                                    $100.000
1/31/94                                                                                                    $100.911
2/28/94                                                                                                     $97.453
3/31/94                                                                                                     $93.516
4/29/94                                                                                                     $92.194
5/31/94                                                                                                     $82.675
6/30/94                                                                                                     $77.315
7/29/94                                                                                                     $86.520
8/31/94                                                                                                     $89.204
9/30/94                                                                                                     $79.413
10/31/94                                                                                                    $78.942
11/30/94                                                                                                    $69.600
12/30/94                                                                                                    $66.178
1/31/95                                                                                                     $69.497
2/28/95                                                                                                     $84.150
3/31/95                                                                                                     $92.887
4/28/95                                                                                                    $104.489
5/31/95                                                                                                    $105.165
6/30/95                                                                                                    $129.790
7/31/95                                                                                                    $131.770
8/31/95                                                                                                    $128.614
9/29/95                                                                                                    $139.070
10/31/95                                                                                                   $145.180
11/30/95                                                                                                   $167.802
12/29/95                                                                                                   $156.228
1/31/96                                                                                                    $140.501
2/29/96                                                                                                    $152.226
3/29/96                                                                                                    $164.881
4/30/96                                                                                                    $155.533
5/31/96                                                                                                    $143.509
6/28/96                                                                                                    $137.849
7/31/96                                                                                                    $124.089
8/30/96                                                                                                    $129.263
9/30/96                                                                                                    $122.572
10/31/96                                                                                                   $113.597
11/29/96                                                                                                   $128.265
12/31/96                                                                                                   $121.236
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that
include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous
trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 01/20/94.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    Each of the three nominees presented for director is currently a member of the Board and was previously elected by the Company's shareholders, except for Ms. Gayle R. Voss who was elected by the Board to fill a vacancy created by an increase in the number of directors of the Company on December 6, 1996. Directors of the Company are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board unanimously recommends a vote for each of the following nominees. All nominees have agreed to stand for election at the Annual Meeting. If, prior to the Annual Meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

INFORMATION ABOUT NOMINEES

    The names of the nominees, their principal occupations, and certain other information regarding the nominees set forth below is based upon information furnished to the Company by the respective nominees.

    DOUGLAS G. VOSS, age 42, co-founded the Company in 1979 and has served in the positions of Chief Executive Officer and a director of the Company since the Company's inception. Mr. Voss became a pilot in 1974 and holds both an Airline Transport Pilot Certificate and an Airframe and Powerplant Mechanic Certificate. Mr. Voss is a graduate of Colorado Aero Tech. In 1977 and 1978, Mr. Voss was employed as a mechanic for a subsidiary of Executive Beechcraft, Inc. Mr. Voss has also served the Company in a number of operational positions, including Director of Maintenance and Director of Operations.

    VERNON A. MICKELSON, age 70, became a director of the Company in December 1993. For more than the past five years, Mr. Mickelson has been self-employed as a consultant and has provided services to the Company concerning matters involving Federal Aviation Administration ("FAA") regulatory compliance and maintenance quality control. Mr. Mickelson has worked in the aviation industry since 1949, primarily in the field of aircraft maintenance. From 1973 to 1988, Mr. Mickelson was employed by the FAA as a supervisor of FAA maintenance and avionics inspectors operating in the State of Iowa.

    GAYLE R. VOSS, age 37, has been a director of the Company since December 1996. Ms. Voss has held various positions with the Company since its inception including assisting in the management of the Spirit Lake Airport from 1978 through 1992, Station Agent and Station Manager responsible for all airline reservations from 1982 through 1985, Airline Accounts Receivable and Revenue Accounting Manager from 1985 through 1989, Airline Executive Office Receptionist from 1989 through 1996 and Director of Airport Services and Airport Manager from June 1996 through the present.

THE BOARD AND COMMITTEES

    In 1996 the Board held six meetings. Each of the incumbent directors attended all of the meetings of the Board and each Committee of which he or she was a member held during 1996.

    On April 4, 1996 the Board ratified the members of its Audit Committee and its Compensation Committees for 1996. The members of each committee during 1996 were Mr. Vernon A. Mickelson and Mr. Luigi Talarico, Jr.

    The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent public accountants and to consider any questions raised with respect to accounting and auditing policies and procedures. During 1996, the Audit Committee held one meeting.

    The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the

Company, to grant options to employees under the Company's option plans, and to review and approve compensation and benefit plans of the Company. During 1996, the Compensation Committee held one meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As stated above, Messrs. Mickelson and Talarico comprised the Compensation Committee for purposes of setting compensation levels for 1996. No member of the Compensation Committee was an officer, former officer or employee of the Company or its subsidiary during the fiscal year ended December 31, 1996. No executive officer of the Company served as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on the Company's Compensation Committee or Board during the fiscal year ended December 31, 1996.

COMPENSATION OF DIRECTORS

    Directors of the Company who are not employees of the Company participate in the Company's Director Stock Option Plan, receive $1,000 for each meeting of the Board or a meeting of a committee of the Board attended (not to exceed $1,000 per day) and are reimbursed for out-of-pocket expenses incurred on behalf of the Company.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the last fiscal year, its officers, directors and greater than 10% shareholders complied with applicable filing requirements.

                              CERTAIN TRANSACTIONS

    Douglas G. Voss is the owner of Iowa Great Lakes Flyers, Inc. ("Flyers"), a corporation which owns and operates four-passenger and six-passenger aircraft and Beech 1900 aircraft. From time to time, Flyers leases its four-passenger and six-passenger aircraft to the Company for use in its charter and freight operations. In December 1994, the Company and Flyers entered into Aircraft Lease Agreements pursuant to which the Company is leasing from Flyers two Beech 1900 aircraft. These Aircraft Lease Agreements are on a month-to-month basis and had lease payments of $27,000 per month per aircraft through July 1, 1995, and thereafter have had lease payments of $33,000 per month per aircraft. These Aircraft Lease Agreements provide that the Company perform all required maintenance. The Company believes that its leases of aircraft from Flyers are on terms no less favorable to the Company than would be similar transactions with unaffiliated third parties. Under these leases, the Company paid to Flyers a total of approximately (i) $129,213 for charter operations, (ii) 788,282 for freight operations, and (iii) 33,540 for automobile rental payments during the year ended December 31, 1996. As of May 22, 1997, the Company owed Flyers approximately $352,000.

                                 OTHER MATTERS

    The management of the Company is unaware of any other matters that are to be presented for action at the Annual Meeting. Should any other matter properly come before the Annual Meeting, however, the person named in the enclosed Proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with his judgment.

    In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements may also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred by them in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

                         VOTING OF PROXIES AND EXPENSES

    The Board recommends that an affirmative vote be cast in favor of each of the proposals listed in the Proxy.

    The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the Company's shareholders. If any other matters are properly brought before the Annual Meeting, however, the person named in the enclosed Proxy or his substitutes will vote in accordance with their best judgment on such matters.

    Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock and will reimburse such persons for their expenses so incurred.

                             SHAREHOLDER PROPOSALS

    Shareholders wishing to present proposals for action by the Company's shareholders at the next Annual Meeting of Shareholders must present such proposals at the principal offices of the Company not later than March 20, 1998. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

                         ANNUAL REPORT TO SHAREHOLDERS

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, accompanies this Notice of Annual Meeting, Proxy Statement and related Proxy Card. No part of the Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-K

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF FEES BASED ON THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MR. RICH HANSON AT THE COMPANY'S PRINCIPAL ADDRESS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                          [LOGO]

                                          --------------------------------------
                                                     Douglas G. Voss
                                          CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                                 CHIEF EXECUTIVE OFFICER

Spencer, Iowa
July 31, 1997

                           GREAT LAKES AVIATION, LTD
                               1965 330TH STREET
                            SPENCER, IOWA 51301-9211

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated July 31, 1997, hereby appoints Douglas G. Voss as proxy, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Great Lakes Aviation, Ltd. (the "Company") held of record by the undersigned on June 25, 1997, at the Annual Meeting of Shareholders to be held at The Inn Resort Complex, 3301 Lakeshore Drive, Okoboji, Iowa, 51355, on Thursday, August 14, 1997, at 10:00 a.m., local time, and any adjournment thereof.

1. To elect three directors of the Company, each for a term of one year and until his or her successor shall be elected and duly qualified.
    / /  FOR all nominees listed below     / /  WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE               (TO VOTE FOR ALL NOMINEES LISTED
         CONTRARY BELOW)                        BELOW)

              DOUGLAS G. VOSS, VERNON A. MICKELSON, GAYLE R. VOSS

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

    Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                              ----------------------------------
                                                         (Signature)

                                              ----------------------------------
                                                         (Signature)
                                              Dated: ___________________________

                                              PLEASE MARK, SIGN, DATE AND
                                              RETURN THIS PROXY PROMPTLY USING
                                              THE ENCLOSED ENVELOPE.